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                                                                    Exhibit 10.9


Effective Date: April 20, 2006

Mr. Harry Lee Stout

Re: Amendment No. 3 to Employment Agreement

Dear Mr. Stout:

When countersigned by you, this letter will serve as an amendment (referred to here as "AMENDMENT NO. 3") to your existing employment agreement with KCS Energy, Inc. (the "COMPANY") dated December 1, 2001 (the "ORIGINAL AGREEMENT").

     1. "CHANGE IN CONTROL" PROVISION. Section 11.1 of the Original Agreement is amended by deleting the words "after the date of this Agreement and on or before August 31, 2006 (but not thereafter)" and substituting therefor the words "after the date of this Agreement and on or before August 31, 2008 (but not thereafter)".

     2. ORIGINAL AGREEMENT RATIFIED. In all other respects, the Original Agreement remains in effect, and is ratified by you and by the Company.

                                      * * *

Please sign below and return a signed copy to the Company to confirm your agreement with this Amendment No. 3.

Very truly yours,

KCS ENERGY, INC.


By: /s/ James W. Christmas
    ---------------------------------------
Name: James W. Christmas
Title: Chairman and Chief Executive Officer


Accepted and agreed to:


/s/ Harry Lee Stout
-------------------------------------------
Harry Lee Stout